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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                      Date of Report: September 15, 1999


                           THE CHASE MANHATTAN BANK
             (formerly known as "The Chase Manhattan Bank, N.A.")
           --------------------------------------------------------
                 (Originator of the Trust referred to herein)
            (Exact name of registrant as specified in its charter)


                 CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
              ---------------------------------------------------
                     (Issuer with respect to Certificates)

         New York                         33-93570               13-2633612
- ------------------------------   ------------------------  ---------------------
(State or other jurisdiction     (Commission File Number)  (IRS Employer
of incorporation)                                          Identification No.)


           270 Park Avenue, New York, New York                 10017
           --------------------------------------------     ------------
           (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000


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Item 5.  Other Events:


         Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On September 15, 1999, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the monthly Statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1              Monthly Statement to
                                    Certificateholders with respect
                                    to the September 15, 1999
                                    distribution.


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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 30, 1999

                                       The Chase Manhattan Bank,
                                       as Servicer

                                       By: Chase Manhattan Mortgage
                                       Corporation


                                       By: /s/ Richard P. Dargan
                                           ------------------------
                                       Name:    Richard P. Dargan
                                       Title:   Vice President





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                                  INDEX TO EXHIBITS
                                  -----------------

Exhibit No.                       Description
- ------------                      --------------
20.1                              Statement to Certificateholders dated
                                  September 15, 1999 delivered pursuant to
                                  Section 5.03 of the Pooling and Servicing
                                  Agreement dated as of September 1, 1995.